UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 29, 2017

Sector 5, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-181742	45-5042353
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Duke Street, Suite 110, Alexandria, Virginia	22314
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (571) 348-1005

________________________________________________

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 – Changes in Registrant’s Certifying Accountant

1) Previous Independent Auditors:

a.

On October 29, 2017, Michael Gillespie & Associates, PLLC (“Gillespie”) resigned as the registrant’s independent registered public accountant. Michael Gillespie & Associates, PPLC did not audit any financial statements for any fiscal year.

b.

Our Board of Directors participated in and approved the decision to change independent accountants. There have been no disagreements with Gillespie on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Gillespie would have caused them to make reference thereto in their report on the financial statements.

c.

From the date the registrant engaged Gillespie on May 22, 2017 and through October 29, 2017, there have been no reportable events between the registrant and Gillespie as set forth in Item 304(a)(1)(v) of Regulation S-K.

d.

The registrant provided a copy of the foregoing disclosures to Gillespie prior to the date of the filing of this report and requested that Gillespie furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this report. A copy of this letter is filed as Exhibit 16.1 to this Form 8-K.

2) New Independent Accountants:

a.

On October 30, 2017, the registrant engaged Fruci & Associates II, PLLC (“Fruci”) as its new independent registered public accountant. During the years ended December 31, 2016 and 2015 and prior to October 30, 2017 (the date of the new engagement), we did not consult with Fruci regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the registrant’s financial statements by Fruci, in either case where written or oral advice provided by Fruci would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01. Financial Statements and Exhibits.

a.	None
b.	Exhibits

NUMBER	EXHIBIT
16.1	Letter from Michael Gillespie & Associates, PLLC, dated December 11, 2017, regarding Change in Certifying Accountant. (Filed herewith.)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECTOR 5, INC.

Date: December 15, 2017	By:	/s/ Peter Mortensen
	Name:	Peter Mortensen
	Title:	President

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